EXHIBIT 10.8



                     BUILDING PROJECT CONSTRUCTION CONTRACT

                                 (GF-1999-0201)





                                  Formulated by
               People's Republic of Chin Ministry of Construction
                                       And
                 State Administration for Industry and Commerce

                                 PART I CONTRACT


         Party Issuing Contract (Full Name):  American Metal Technology
                                              (Lang Fang) Co., Ltd.
                                              -------------------------
         Contractor (Full Name):  Lang Fang City Zhong Tai Construction and
                                  Installation Group Ltd. Co.
                                  ------------------------------------------

     In accordance to the People's Republic of China Contract Law, the People's Republic of China Construction Law and other related law and administrative regulations, based on fair, freewill, equality and good faith, both parties come to mutual agreement on the building and construction project, and entered into this contract.

I.   General Situation of the Construction

     Construction Name:  American Metal Technology (Lang Fang) Co., Ltd.
                         factory and office building
                         ------------------------------------------------------

     Construction Location:  north of Lang Fang development zone garden, east side of Meison street
                             --------------------------------------------------

     Construction Content:  Frame Structure, two floors, total construction area of 4,952 square meters
                            ---------------------------------------------------

     Group construction project should include the contractor's contract for construction work data sheet (Exhibit 1)
     Construction Project Approval Code: ____________________________________

     Source of Capital:   Self-provided

II.  Project Contract Scope.

     Contract Scope:  Construction, water, heat, electricity
                      ---------------------------------------------------------

III. Term of Contract

     Start date:           February 19, 2005
                           -----------------
     Completion date:      June 8, 2005
                           ------------
     Total Contract work in calendar dates, 108 days.
                                            ---

IV.  Quality Standard.

     Construction quality standard:   Qualified

V.   Contract Price.


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     FEE (Capital Letter):  Five Million Seven Hundred Eighteen Thousand and
                            Three Hundred Fifty-six Yuan (RMB)
                            ---------------------------------------------------
                            : 5718356 Yuan
                            -------

VI.  Accompanied Documents:

This Contract is composed of following documents:

1.       This Contract
2.       Notice of Acceptance of construction project
3.       Application for construction project and other related documents
4.       Contract Special-purpose provisions
5.       Contract General provisions
6.       Standard, norms and other technical related document
7.       Blue-print
8.       Work load data sheet
9.       Project quotation or budget calculation

Any other amendment, written agreement or document relating to this construction project should constitute as part of this contract.

VII. The definition for vocabularies used in this contract shall be deemed to have the same meaning as its defined in the Part II of this contract under "General Provisions".

VIII. Contractor warranties Party Issuing Contract to carry out construction, completion of construction according to contact and to guarantee the quality of construction project and responsibility in maintenance and repairs within the quality warrantee period.

IX. Party Issuing Contract warranties Contractor to remit Contract Price and other related fees according to the terms and methods as defined in this contract.

X.   Effectiveness of contract

     Date which the contract was entered:  February 4, 2005
                                           ----------------
     Location which the contract was entered: Lang Fang City Zhong Da Group
                                              ------------------------------
     Parties of this contract agree that this contract shall become effective after signed and sealed by both parties.

Party Issuing Contract:  (Sealed)          Contractor:  (Sealed)
Legal Representative:   /s/Gao, Chen       Legal Representative:  /s/ Li, Wen Ji

                           PART II GENERAL PROVISIONS
                              (Translation Omitted)

                       PART III SPECIAL PURPOSE PROVISIONS

I.   Definition and Constituent Documents:

2.   Constituent Document and Interpretation Procedures

     Constituent Document and Interpretation Procedures : Implement GF-99-0201,
                                                   General Provision Section 2.
                                                   -----------------------------

3.       Language, applicable laws, regulations and standards
3.1      Other than using Chinese, this contract is also stated in n/a language.
                                                                   ---
3.2      Applicable Law and Regulations
         Expressed laws, administrative regulations: Contract Law, Construction Law and related active law and regulations
         -----------------------------------------------------------------------
3.3      Applicable Standards and Norms
         Applicable Standards and Norms:  Active State and Local standards and norms.
                                          --------------------------------------
         Date, by which Party Issuing Contract should provide Standard and norms: n/a
                    ---
         Standard and norms when there's no applicable national standards: n/a
                                                                           ---
4.       Blue prints
4.1 Date, which Party Issuing Contract provides Contractor with blue prints and number of blue prints: eight blue prints (including one set of drawings of completion)
         Confidentiality request on blue print by Party Issuing Contract: n/a
                                                                          ---
         Requests in using foreign imported chart papers and expenses: n/a
                                                                       ---
II.      Parties General Functions and Authorities and Responsibilities
5.       Engineer

5.2      Engineer appointed by Inspection agency:
         Name:  Han Jing Kai                Duty:   General Inspector
                ------------                        -----------------
         Functions and Authorities of Party Issuing Contract:
         Notify Contractor in writing prior to start of construction
         -----------------------------------------------------------
         Functions and Authorities
         which need prior approval from Party Issuing Contract:
         Execute Functions and Authorities granted to Party Issuing Contract.
         --------------------------------------------------------------------


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5.3      Engineer appointed by Party Issuing Contract:
         Name:             Duty:  Representative of Party Issuing Contract
               -----------        ----------------------------------------
         Authorities: Implement GF-99-0201, General Provision Section 5 Item 3.
                      ---------------------------------------------------------

     7.  Project Manager
         Name: Han, Min Jiang       Duty:  Project Manager
               --------------              ---------------

8.       Tasks for Party Issuing Contract
8.1 Party Issuing Contract shall complete the following tasks according to the time and requirement specified:
         (1) Requirements on the condition suitable for construction on-location and required completion time:
         Complete prior to Starting Date of Project
         ------------------------------------------

         (2) Requirements on the date connecting water, electricity, communication lines necessary for construction job, location is connected to and supply amount:
         connection of water, electricity, communication lines required by
         -----------------------------------------------------------------------
         construction shall be responsibility of Contractor, Party Issuing
         -----------------------------------------------------------------------
         Contract will be responsible for the expenses incurred.
         -----------------------------------------------------------------------

         (3) Requirements and date of road connection between construction field and public roads:
         road connection has been established
         -----------------------------------------------------------------------

         (4) Date to providing construction field geology and underground pipe data
                               Provide prior to start date
         -----------------------------------------------------------------------

         (5) Document title and completion date of obtaining necessary documentation, approval of project by Party Issuing Contract:
                               Complete prior to start date
         -----------------------------------------------------------------------

         (6) Inspection Requirements on benchmark and grid reference control point:
         inspect onsite, keep record in writing
         -----------------------------------------------------------------------

         (7) Date to complete joint trial and design of blueprints:
         decide by both parties prior to start date
         -----------------------------------------------------------------------

         (8) Coordinate processing of protecting underground pipes, nearby buildings, structures (including preserved cultural relics), aged and preserved trees:
         Implement GF-99-0201, General Provision Section 8.1 Item 8.
         -----------------------------------------------------------------------


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         (9) Other duties for Party Issuing Contract as agreed upon by both parties: n/a
                  ---
8.2      Tasks which Party Issuing Contract request Contractor to complete: n/a
                                                                            ---
9.       Tasks for Contractor
9.1 Contractor shall complete the following tasks according to the time and requirement specified: (1) Document submission date of design document that need to be completed by contractor, who's services scope permits this level of job and qualified for this level.
         n/a
         -----------------------------------------------------------------------

         (2)  Name of plan and report and date of completion:
         Every 25th of month, the Contractor shall submit statistical report of
         -----------------------------------------------------------------------
         job completed in current month and plans on project progress for the
         -----------------------------------------------------------------------
         coming month; shall submit two copies for each report.
         -----------------------------------------------------------------------

         (3) Responsibilities and requirements for warranties in construction safety and supply of lighting for daylight construction:
         Implement GF-99-0201, General Provision Section 9.1 Item3.
         -----------------------------------------------------------------------

         (4) Requirements on the office space and motor homes provided by Party Issuing Contract:
         n/a                                                                  .
         -----------------------------------------------------------------------

         (5) Procedures relating to transportation, environmental protection, construction noise control on the construction site, which need to be processed by Contractor:
         Implement GF-99-0201, General Provision Section 9.1 Item5.
         -----------------------------------------------------------------------

         (6) Special requirements on protection of finished construction objects and undertake on expenses:
         Implement GF-99-0201, General Provision Section 9.1 Item6.
         -----------------------------------------------------------------------

         (7) Protection requirement and requirement and undertake on expenses on underground pipes, nearby buildings, structures (including preserved cultural relics), aged and preserved trees:
         Implement GF-99-0201, General Provision Section 9.1 Item 7.
         -----------------------------------------------------------------------


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         (8) Requirements on construction site health and sanitary:
         Fully implement Contractor environmental management systems and
         -----------------------------------------------------------------------
         sanitary safety management system, and achieve the "Three cleanness Six
         -----------------------------------------------------------------------
         Good, civilized construction"
         -----------------------------------------------------------------------

         (9) Other duties for Party Issuing Contract as agreed upon by both parties: n/a
                       ---

III.     Organization Plan and Construction Time
10.      Progress Plan
10.1 Date by which contractor shall provide construction organization plan ("Construction Plan") and progress plan:
                         7 days prior to the start date
         -----------------------------------------------------------------------
                  Date of approval by Engineer:  3 days prior to start date
                                                 --------------------------
10.2     Requirements on progress for group construction
         n/a
         -----------------------------------------------------------------------

13.      Project Delays
13.1     Project delay situations as agreed by both parties:

         If Party Issuing Contract delays on payment to contractor or other
         -----------------------------------------------------------------------
         force majeure reasons, project delay is allowable.
         -----------------------------------------------------------------------

IV.      Quality and Inspection
17.      Concealed work and middle approval:
17.1 Parts that need to be approved in the construction process agreed by both parties:
         trough, foundation, main body
         -----------------------------------------------------------------------

     19.  Construction Test Run
     19.5  Undertaking of test run expense:       n/a
                                             -------------

V.       Construction Safety
         Implement GF-99-0201, General Provision Section 20, 21, 22.
         -----------------------------------------------------------------------

VI.      Contract Price and Payment
23.      Contract Price and Adjustment
23.2     The pricing of this contract uses Number (2)  method.
                                           ----------
(1)      Uses fixed contract pricing, risk scope included in contract
         pricing:    n/a
                 -----------

         Calculation method of risk expenses:   n/a
                                             -----------
         Adjustment method of contract pricing other than risk expenses:   n/a
                                                                        -------
(2)      Uses adjustable contract pricing, methods in adjusting contract pricing:
         Adjust contract pricing according to changes in design and works
         -----------------------------------------------------------------------
         (adjustment in accordance with Hebei Province 2003 Construction Project
         -----------------------------------------------------------------------
         General Pricing and Fees, implement Lang Fang city market price for raw
         -----------------------------------------------------------------------
         material pricing)
         -----------------------------------------------------------------------
(3)      Uses cost plus compensation, agreements in cost and compensation: n/a
                                                                          ------

     23.3  Other factors relating to contract pricing agreed by both
     parties:   n/a
             ---------

24.      Advanced Payments
         Date that Party Issuing Contract submits advanced payments to
         contractor and ratio of amount to total contract pricing:     n/a
                                                                    -----------
         Time and ratio for the deduction of advanced payments:   n/a
                                                               -----------

25.      Confirmation of construction work
25.1     Date which Contractor shall submit construction completion report to Engineer:
         25th day of each month
         -----------------------------------------------------------------------

26.      Payment of Construction pricing (progress pricing)
           Payment time and method of construction pricing (progress pricing)
           as agreed by both parties:
           Payment methods:  company check
                             ---------------------------------------------------
           Payment time:  Party Issuing Contract pays to Contractor based on actual work completed at end of  month
                          ------------------------------------------------------

VII.     Supply of materials and equipments
27.      Party Issuing Contract supplies raw material and equipments
27.4 In the situation that the material and equipment supplied by Party Issuing Contract don't' match with the datasheet, both parties agree that the responsibility of Party Issuing Contract are as following:
     (1) Unit pricing of material and equipment doesn't match with data sheet:
         n/a
         ---
     (2) Type, specification, model, quality level of material and equipment don't match with datasheet:
         n/a
         ---
     (3) Materials that Contractor may make replacements:     n/a
                                                           -----------
     (4) Goods delivery location doesn't match with datasheet:   n/a
                                                              -----------
     (5) Supply quantity doesn't match with datasheet:   n/a
                                                      ----------
     (6) Goods arrival time doesn't match with datasheet:   n/a
                                                         -----------


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     27.6  Settlement method of material and equipment supplied by Party
           Issuing Contract:   n/a
                            -----------

28.      Contractor purchasing materials and equipments
28.1     Agreements on equipment and contract purchased by Contractor:
           All material required for this construction project shall be
         -----------------------------------------------------------------------
           purchased by Contractor. The quality shall be approved by General
         -----------------------------------------------------------------------
           Inspector and Engineer prior to application.
         -----------------------------------------------------------------------

VIII.    Changes in Construction
         Implement GF-99-0201, General Provision Section 29,30,31.
         -----------------------------------------------------------------------

IX.      Completion Inspection and Balance
32.      Completion Inspection
     32.1 Agreements on Contractor providing completion charts:
         submit a full set of construction completion analysis one week after
         -----------------------------------------------------------------------
         completion of construction
         -----------------------------------------------------------------------

   32.6 Scope of construction tasks completed in the process and completed time:
        Decide by both parties during construction
         -----------------------------------------------------------------------

X.       Breach, Claims and Dispute
35.      Breach
35.1 Detail responsibilities of Party Issuing Contract in terms of Breach:
     Breach responsibility as defined in the Item 24 of General Provision of this Agreement: n/a
                     ---
     Breach responsibility as defined in the Item 26.4 of General Provision of this Agreement:
     remit fines using same period loans interest rate 1.5 times and
     ---------------------------------------------------------------------------
     responsible for other breach responsibilities
     ---------------------------------------------------------------------------
     Breach responsibility as defined in the Item 33.3 of General Provision of this Agreement:
     remit fines using same period loans interest rate 1.5 times and responsible
     ---------------------------------------------------------------------------
     for other breach responsibilities
     ---------------------------------------------------------------------------
     Other breach responsibility agreed upon by both parties: n/a
                                                              ---
35.2 Detail responsibilities of Contractor in terms of Breach:
     Breach responsibility as defined in the Item 14.2 of General Provision of this Agreement: Implement GF-99-0201, General Provision Section 14 Item 2.
                     -----------------------------------------------------------
     Breach responsibility as defined in the Item 15.1 of General Provision of this Agreement: Implement GF-99-0201, General Provision Section 15 Item 1.
                     -----------------------------------------------------------
     Other breach responsibility agreed upon by both parties:   n/a
                                                             -----------

     37. Dispute


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     37.1 Both parties agree, if dispute occurs in the process of executing this contract, both parties shall resolve by negotiates between its representatives, for irresolvable issues:
     (1) Invite     n/a         to conciliate;
                 ------------
     (2) For the irresolvable, the parties will resolve using the second method.
                                                                  ------
         First Method: submit to _______ arbitration committee to arbitrate; Second Method: file lawsuit to the People's Court.

     41.  Warranty
     41.3  Parties of this contract agree to following warranties:
     (1) Party Issuing Contract provides performance guarantee to Contractor, the method of guarantee is n/a. Warranty agreement shall be included as addendum to this contract.
     (2) Contractor provides performance guarantee to Party Issuing Contract, the method of guarantee is n/a. Warranty agreement shall be included as addendum to this contract.
     (3) Other warranty issues that both party agreed upon: n/a.
                                                            ---
     46. Copies of Contract
     46.1 Number of copies of contract that both parties agreed to: n/a
                                                                    ---

     47.  Supplement Provisions:

          1. Contractor shall oversee the compilation of documents on the inspection and completion of this project. Party Issuing Contract will cooperate with this effort and be responsible for fees resulted from this effort.
          2. The fees quoted for front door of workshop is incorrect. It needs to be purchased by Party Issuing Contract according to the agreed purchasing list. All equipment for the heat and water station is included in the total construction cost.
          3. The quality of all main materials shall not be lower than the level specified in "main material preparation list" and need to be approved by Party Issuing Contract and the Design unit prior to purchasing.
          4. Party Issuing Contract will pay for construction on a monthly basis according to the construction progress.
          5. During construction, Contractor shall be responsible in keeping the equipment and materials shipped to the construction site by Party Issuing Contract.
          6. Since Contractor executes this contract according to construction progress (Contractor decides on progress and gives its plan to Engineer for approval), Party Issuing Contract has rights to terminate this agreement at any time. Contractor must leave construction site within five days after termination of contract.

Exhibit 1:        Contractor's Contract for Construction Work Data Sheet

     (Translation Omitted)

/page break/

Exhibit 2: Data Sheet for Material and Equipment to be supplied by Party Issuing Contract

         n/a
/page break/

Exhibit 3         Construction Quality Maintenance Certificate

/page break/

Party Issuing Contract (Seal): Sealed       Contractor (Seal):  Sealed

Legal Representative: /s/ Gao, Chen         Legal Representative: /s/ Li, Wen Ji
February 4, 2005                            February 4, 2005